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                                                                   Exhibit 10.64


                                   ASSIGNMENT

         This Agreement dated the 10 day of March, 1998

BETWEEN:

         BR CENTRE LIMITED, a company corporate duly incorporated pursuant to the laws of the Province of British Columbia and having its registered and records office at 300 - 1111 Melville Street, Vancouver, British Columbia, V6E 4H7

         (the "Assignor")
                                                               OF THE FIRST PART


AND:

         THE UNIVERSITY OF BRITISH COLUMBIA FOUNDATION, a body corporate duly incorporated pursuant to the provisions of the UNIVERSITY FOUNDATION ACT, S.B.C. 1987, c. 50 and having its registered and records office 6828 Memorial Road, Vancouver, British Columbia, V6G 2B3

         (the "Assignee")
                                                              OF THE SECOND PART

         WHEREAS:

A. The Assignor has given to the Assignee by Deed of Gift certain assets which have been licensed pursuant to various licenses, as described on Schedule "A" hereto (the "Licenses");

B. In support of the Deed of Gift the Assignor has agreed to assign by way of gift to the Assignee all of its right, title and interest in and to the Licenses.

C. The Assignor is obligated to pay to The University of British Columbia one-half of all royalties and licenses fees received pursuant to the terms of the Licenses.

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                                      -2-

         NOW THEREFORE THIS AGREEMENT WITNESSETH that the parties hereto agree as follows:

1. The Assignor hereby assigns by way of gift to the Assignee all of its right title and interest in and to the Licenses and the Foundation acknowledges receipt of the gift.

2. The Foundation acknowledges and agrees that it shall pay to The University of British Columbia one-half of all royalties, license fees and other consideration of any kind received pursuant to the Licenses



BR CENTRE LIMITED by its authorized       )
signatory:      [ILLEGIBLE]               )
                                          )
                                          )
         [ILLEGIBLE]                      )
- --------------------------------------    )
Authorized Signatory                      )




THE UNIVERSITY OF BRITISH                 )
COLUMBIA FOUNDATION by its                )
authorized signatories:                   )
                                          )
                                          )
         [ILLEGIBLE]                      )
- ---------------------------------------   )                   [SEAL]
Authorized Signatory                      )
                                          )
         [ILLEGIBLE]                      )
- ---------------------------------------   )
Authorized Signatory                      )


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                                  SCHEDULE "A"


                                    LICENSES



1.       Upstate Biotechnology, Inc. dated August 1, 1991;

2.       Upstate Biotechnology, Inc. dated February 5, 1992;

3.       Upstate Biotechnology, Inc. dated August 29, 1994;

4.       Pharmingen dated December 1, 1993;

5.       Kineteck Biotechnology Corporation dated July 1, 1992;

6. Research Corporation Technologies - Interleukin-8 (confirmation letter dated December 13, 1996) assignment dated January 22, 1997;

7. Research Corporation Technologies - Rantes-MCP3 (confirmation letter dated August 16, 1996);

8.       University of Washington dated September 30, 1994;

9.       Ingenix Biomedical Ltd dated May 9, 1994, as amended.